MOBILE ENERGY SERVICES COMPANY L.L.C.
ASSUMPTIONS TO FINANCIAL PROJECTIONS


KC Affidavit Curtailed Operations Case:


Revenues:

1)   Pricing will be based upon the Existing ESAs.

2)   No Cogen Facility will be developed.

3)   Annual Demand Levels will be based upon the following usage levels:

     KC Tissue Mill                                   2003-2019
                                                    -------------
        Steam                                       932,000 MMBtu
        Energy                                      400,000 MwH
     Sappi Paper Mill
        Steam                                          0    MMBtu
        Energy                                         0    MwH

4) $461,000 of grid sales are projected in 2003 and escalates at 3% annually thereafter. Grid sales are recorded net of related fuel costs and O&M expenses.

Fuel Expenses:

1) MESC will serve KC using primarily No. 7 Power Boiler. No. 8 Power Boiler will not be operated but will be available to be activated when needed.

2) Average gas prices for 2002 was assumed to be $3.75 per MMBtu and escalates at 1.5% annually thereafter.

3) Costs for biomass used as fuel are assumed to be credited against amounts due from the KC.

O&M and Capital Expenditures:

1) MESC assumes reduction in its O&M costs from previous years as a result of OEC lowering the labor cost, including staff reductions as a result of negotiated labor contacts, as well as a reduction in O&M costs consistent a reduction in levels of operation.

2) 2003 O&M on an annual basis is projected to be $11,183,000 and grow at 1.5% annually thereafter.

3) Capital Expenditures are projected to be $1,464,000 on an annual basis in 2003 due to the reduction in operating levels. Capex amounts escalate at 1.5% per year thereafter.

Other

1) Minimum cash on hand is assumed to be $5 million, with an average of $2 million held in a non-interest bearing account. Excess cash for the purposes of valuation is assumed to be the amount in excess of $5 million from the lowest cash balance during the forecast period.

                     Mobile Energy Services Company, L.L.C.
                           Summary Financial Analysis
                                ($ in thousands)



             Mobile Energy Services -- Projected Operating Results



Income Statement Summary          2003      2004      2005      2006       2007      2008     2009      2010      2011      2012
------------------------
REVENUES

Electricity                   $ 14,403  $ 14,147  $ 14,409  $ 14,675   $ 14,947  $ 15,224 $ 15,508  $ 15,797  $ 16,092  $ 16,394
Steam                            9,030     6,321     6,451     5,932      6,058     6,187    6,319     6,454     6,593     6,735
Grid Sales                         461       468       475       482        489       496      503       511       519       527
--------------------------------------------------------------------------------------------------------------------------------
     Total Revenues             23,894    20,469    20,860    20,607     21,005    21,411   21,827    22,251    22,685    23,128
--------------------------------------------------------------------------------------------------------------------------------

EXPENSES

Fuel
Natural Gas                      1,798     1,825     1,852     1,880      1,908     1,937    1,966     1,996     2,025     2,056
Biomass                              -         -         -         -          -         -        -         -         -         -
Coal                             3,944     4,003     4,063     4,124      4,186     4,249    4,313     4,378     4,444     4,511
Purchased Power Cost                 -         -         -         -          -         -        -         -         -         -
--------------------------------------------------------------------------------------------------------------------------------
     Total Fuel                  5,742     5,828     5,915     6,004      6,094     6,186    6,279     6,374     6,469     6,567
--------------------------------------------------------------------------------------------------------------------------------

 O&M - MESC                     11,183    11,351    11,521    11,694     11,869    12,047   12,228    12,411    12,597    12,786

--------------------------------------------------------------------------------------------------------------------------------
     Total Expenses             16,925    17,179    17,436    17,698     17,963    18,233   18,507    18,785    19,066    19,353
--------------------------------------------------------------------------------------------------------------------------------


     EBITDA                    $ 6,969   $ 3,290   $ 3,424   $ 2,909    $ 3,041   $ 3,179  $ 3,320   $ 3,466   $ 3,618   $ 3,775
------------------------========================================================================================================






Income Statement Summary           2013      2014      2015      2016     2017      2018       2019
------------------------

REVENUES

Electricity                    $ 16,702  $ 17,016  $ 17,336  $ 17,664 $ 17,999  $ 18,340   $ 18,689
Steam                             6,880     7,028     7,181     7,336    7,496     7,660      7,827
Grid Sales                          535       543       551       559      567       576        585
     Total Revenues              23,581    24,044    24,517    25,000   25,495    25,999     26,516
---------------------------------------------------------------------------------------------------

EXPENSES

Fuel
Natural Gas                       2,087     2,118     2,150     2,182    2,215     2,248      2,282
Biomass                               -         -         -         -        -         -          -
Coal                              4,579     4,648     4,718     4,789    4,861     4,934      5,008
Purchased Power Cost                  -         -         -         -        -         -          -
---------------------------------------------------------------------------------------------------
     Total Fuel                   6,666     6,766     6,868     6,971    7,076     7,182      7,290

 O&M - MESC                      12,978    13,173    13,371    13,572   13,776    13,983     14,193
---------------------------------------------------------------------------------------------------

     Total Expenses              19,644    19,939    20,239    20,543   20,852    21,165     21,483
---------------------------------------------------------------------------------------------------

     EBITDA                     $ 3,938   $ 4,105   $ 4,278   $ 4,457  $ 4,643   $ 4,835    $ 5,033
------------------------===========================================================================




                     Mobile Energy Services Company, L.L.C.
                           Summary Financial Analysis
                                ($ in thousands)


             Mobile Energy Services -- Projected Operating Results



                                         2003      2004      2005      2006       2007      2008     2009      2010      2011
                                      ----------------------------------------------------------------------------------------
EBITDA                                $ 6,969   $ 3,290   $ 3,424   $ 2,909    $ 3,041   $ 3,179  $ 3,320   $ 3,466   $ 3,618

Tax Depreciation                          116       265       418       575        738       905    1,077     1,255     1,437
Interest Expense                           67        67        67        67         67        67       67        67        67
Taxable Income                        $ 6,786   $ 2,959   $ 2,940   $ 2,267    $ 2,237   $ 2,207  $ 2,176   $ 2,145   $ 2,115

Less: Taxes                             2,596     1,132     1,124       867        856       844      832       821       809
------------------------------------------------------------------------------------------------------------------------------

     Cash Flow After Tax Before CapEx   4,306     2,091     2,233     1,976      2,119     2,268    2,421     2,579     2,743

Less:  MESC Capital Expenditures        1,464     1,508     1,553     1,600      1,648     1,697    1,748     1,801     1,855
------------------------------------------------------------------------------------------------------------------------------

     Cash Flow After CapEx and Taxes    2,842       583       680       376        471       571      673       778       888

Interest Income, net of tax                60        60        60        60         60        60       60        60        60
Changes in Working Capital                643       521       (66)       47        (20)      (21)     (22)      (23)      (24)
------------------------------------------------------------------------------------------------------------------------------
                                          703       581        (6)      107         40        39       38        37        36

Net Cash Flow                           3,545     1,164       674       483        511       610      711       815       924

Beginning Cash Balance                $ 5,000   $ 8,545   $ 9,710  $ 10,384   $ 10,866  $ 11,378 $ 11,987  $ 12,698  $ 13,514
     Change in Cash                     3,545     1,164       674       483        511       610      711       815       924
------------------------------------------------------------------------------------------------------------------------------
Ending Cash Balance                   $ 8,545   $ 9,710  $ 10,384  $ 10,866   $ 11,378  $ 11,987 $ 12,698  $ 13,514  $ 14,438
-------------------------------------=========================================================================================




                                        2012     2013      2014      2015      2016      2017       2018       2019
                                     ------------------------------------------------------------------------------
EBITDA                               $ 3,775  $ 3,938   $ 4,105   $ 4,278   $ 4,457   $ 4,643    $ 4,835    $ 5,033

Tax Depreciation                       1,654    1,703     1,754     1,808     1,862     1,917      1,975      2,034
Interest Expense                          67       67        67        67        67        67         67         67
Taxable Income                       $ 2,055  $ 2,168   $ 2,284   $ 2,404   $ 2,529   $ 2,660    $ 2,793    $ 2,933

Less: Taxes                              786      829       874       920       967     1,017      1,068      1,122
-------------------------------------------------------------------------------------------------------------------

     Cash Flow After Tax Before CapEx  2,923    3,042     3,164     3,292     3,424     3,560      3,700      3,845

Less:  MESC Capital Expenditures       1,910    1,968     2,027     2,087     2,150     2,214      2,281      2,349
-------------------------------------------------------------------------------------------------------------------

     Cash Flow After CapEx and Taxes   1,013    1,075     1,138     1,205     1,274     1,345      1,419      1,495

Interest Income, net of tax               60       60        60        60        60        60         60         60
Changes in Working Capital               (25)     (26)      (27)      (28       (29)      (30)       (31)       (32
-------------------------------------------------------------------------------------------------------------------
                                          35       34        33        32        31        30         29         28

Net Cash Flow                          1,048    1,109     1,171     1,237     1,305     1,375      1,448      1,523

Beginning Cash Balance                14,438 $ 15,486  $ 16,594  $ 17,765  $ 19,002  $ 20,306   $ 21,682   $ 23,130
     Change in Cash                    1,048    1,109     1,171     1,237     1,305     1,375      1,448      1,523
-------------------------------------------------------------------------------------------------------------------
Ending Cash Balance                   15,486 $ 16,594  $ 17,765  $ 19,002  $ 20,306  $ 21,682   $ 23,130   $ 24,653
-------------------------------------==============================================================================

                     Mobile Energy Services Company, L.L.C.
                           Summary Financial Analysis
                                ($ in thousands)

             Mobile Energy Services -- Projected Operating Results



Demand                                     2003      2004      2005      2006       2007      2008     2009      2010      2011
------                                     ------------------------------------------------------------------------------------
Electricity (MWh)
Tissue                                  400,000   400,000   400,000   400,000    400,000   400,000  400,000   400,000   400,000
Pulp (a)                                      -         -         -         -          -         -        -         -         -
Paper                                         -         -         -         -          -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------------------
Total Electricity Demand                400,000   400,000   400,000   400,000    400,000   400,000  400,000   400,000   400,000

Steam (mmbtu)
Tissue                                  932,000   932,000   932,000   932,000    932,000   932,000  932,000   932,000   932,000
Pulp (a)                                      -         -         -         -          -         -        -         -         -
Paper                                         -         -         -         -          -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------------------
   Total Steam Demand                   932,000   932,000   932,000   932,000    932,000   932,000  932,000   932,000   932,000

Revenues
Electricity
Tissue                                 $ 14,403  $ 14,147  $ 14,409  $ 14,675   $ 14,947  $ 15,224 $ 15,508  $ 15,797  $ 16,092
Pulp (a)                                      -         -         -         -          -         -        -         -         -
Paper                                         -         -         -         -          -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------------------
Total Power Revenues before Grid Sales $ 14,403  $ 14,147  $ 14,409  $ 14,675   $ 14,947  $ 15,224 $ 15,508  $ 15,797  $ 16,092

Steam
Tissue                                  $ 9,030   $ 6,321   $ 6,451   $ 5,932    $ 6,058   $ 6,187  $ 6,319   $ 6,454   $ 6,593
Pulp (a)                                      -         -         -         -          -         -        -         -         -
Paper                                         -         -         -         -          -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------------------
   Total Steam Revenues                 $ 9,030   $ 6,321   $ 6,451   $ 5,932    $ 6,058   $ 6,187  $ 6,319   $ 6,454   $ 6,593





(a)  Demand and Processing charges for the
     Pulp Mill Assets are for waste water
     treatment activities.





Demand                                     2012     2013      2014      2015      2016     2017      2018      2019
------                                 ----------------------------------------------------------------------------
Electricity (MWh)
Tissue                                  400,000  400,000   400,000   400,000   400,000  400,000   400,000   400,000
Pulp (a)                                      -        -         -         -         -        -         -         -
Paper                                         -        -         -         -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------
Total Electricity Demand                400,000  400,000   400,000   400,000   400,000  400,000   400,000   400,000

Steam (mmbtu)
Tissue                                  932,000  932,000   932,000   932,000   932,000  932,000   932,000   932,000
Pulp (a)                                      -        -         -         -         -        -         -         -
Paper                                         -        -         -         -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------
   Total Steam Demand                   932,000  932,000   932,000   932,000   932,000  932,000   932,000   932,000

Revenues
Electricity
Tissue                                 $ 16,394 $ 16,702  $ 17,016  $ 17,336  $ 17,664 $ 17,999  $ 18,340  $ 18,689
Pulp (a)                                      -        -         -         -         -        -         -         -
Paper                                         -        -         -         -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------
Total Power Revenues before Grid Sales $ 16,394 $ 16,702  $ 17,016  $ 17,336  $ 17,664 $ 17,999  $ 18,340  $ 18,689

Steam
Tissue                                  $ 6,735  $ 6,880   $ 7,028   $ 7,181   $ 7,336  $ 7,496   $ 7,660   $ 7,827
Pulp (a)                                      -        -         -         -         -        -         -         -
Paper                                         -        -         -         -         -        -         -         -
-------------------------------------------------------------------------------------------------------------------
   Total Steam Revenues                 $ 6,735  $ 6,880   $ 7,028   $ 7,181   $ 7,336  $ 7,496   $ 7,660   $ 7,827


(a)  Demand and Processing charges for the
     Pulp Mill Assets are for waste water
     treatment activities.

                     Mobile Energy Services Company, L.L.C.
                           Summary Financial Analysis
                                ($ in thousands)

             Mobile Energy Services -- Projected Operating Results



                         2003      2004      2005      2006       2007      2008     2009      2010      2011      2012     2013
--------------------------------------------------------------------------------------------------------------------------------

Natural Gas             1,798     1,825     1,852     1,880      1,908     1,937    1,966     1,996     2,025     2,056    2,087
Biomass                     0         0         0         0          0         0        0         0         0         0        0
Coal                    3,944     4,003     4,063     4,124      4,186     4,249    4,313     4,378     4,444     4,511    4,579
Purchased Power Cost        0         0         0         0          0         0        0         0         0         0        0
--------------------------------------------------------------------------------------------------------------------------------
Total Fuel Cost       $ 5,742   $ 5,828   $ 5,915   $ 6,004    $ 6,094   $ 6,186  $ 6,279   $ 6,374   $ 6,469   $ 6,567  $ 6,666



                         2014      2015      2016     2017      2018      2019
------------------------------------------------------------------------------

Natural Gas             2,118     2,150     2,182    2,215     2,248     2,282
Biomass                     0         0         0        0         0         0
Coal                    4,648     4,718     4,789    4,861     4,934     5,008
Purchased Power Cost        0         0         0        0         0         0
------------------------------------------------------------------------------
Total Fuel Cost       $ 6,766   $ 6,868   $ 6,971  $ 7,076   $ 7,182   $ 7,290


                     Mobile Energy Services Company, L.L.C.
                           Summary Financial Analysis
                                ($ in thousands)

             Mobile Energy Services -- Projected Operating Results



                                                  2003      2004      2005      2006       2007      2008     2009      2010
-----------------------------------------------------------------------------------------------------------------------------
Steam & Power Market Price Calculation
Tissue Steam Demand Payment                    $ 5,749   $ 2,957   $ 3,001   $ 2,395    $ 2,431   $ 2,467  $ 2,504   $ 2,542
Pulp Steam Demand Payment (a)
Paper Steam  Demand Payment
Tissue Power Demand Payment                    $ 7,424   $ 7,017   $ 7,122   $ 7,229    $ 7,338   $ 7,448  $ 7,559   $ 7,673
Pulp Power Demand Payment (a)                        -         -         -         -          -         -        -         -
Paper Power Demand Payment                           -         -         -         -          -         -        -         -
Demand Growth                                    1.50%     1.50%     1.50%     1.50%      1.50%     1.50%    1.50%     1.50%
Variable O&M Growth                              1.50%     1.50%     1.50%     1.50%      1.50%     1.50%    1.50%     1.50%
Steam Variable O&M (per mmbtu of steam)         $ 0.30    $ 0.30    $ 0.31    $ 0.31     $ 0.32    $ 0.32   $ 0.33    $ 0.33
Power Variable O&M (per KWhr of power used)     $ 0.01    $ 0.01    $ 0.01    $ 0.01     $ 0.01    $ 0.01   $ 0.01    $ 0.01
Power Variable O&M  Growth                       1.50%     1.50%     1.50%     1.50%      1.50%     1.50%    1.50%     1.50%
Tissue Power % of Total Fuel Costs              58.35%    58.35%    58.35%    58.35%     58.35%    58.35%   58.35%    58.35%
Pulp Power % of Total Fuel Costs                 0.00%     0.00%     0.00%     0.00%      0.00%     0.00%    0.00%     0.00%
Paper Power % of Total Fuel Costs                0.00%     0.00%     0.00%     0.00%      0.00%     0.00%    0.00%     0.00%
Tissue Steam % of Total Fuel Costs              41.65%    41.65%    41.65%    41.65%     41.65%    41.65%   41.65%    41.65%
Pulp Steam % of Total Fuel Costs                 0.00%     0.00%     0.00%     0.00%      0.00%     0.00%    0.00%     0.00%
Paper Steam % of Total Fuel Costs                0.00%     0.00%     0.00%     0.00%      0.00%     0.00%    0.00%     0.00%


Steam Demand (mmbtu)
     Tissue                                    932,000   932,000   932,000   932,000    932,000   932,000  932,000   932,000
     Pulp                                            0         0         0         0          0         0        0         0
     Paper                                           0         0         0         0          0         0        0         0
Electric (MWh)
     Tissue                                    400,000   400,000   400,000   400,000    400,000   400,000  400,000   400,000
     Pulp                                            0         0         0         0          0         0        0         0
     Paper                                           0         0         0         0          0         0        0         0
Total Fuel Cost                                $ 5,742   $ 5,828   $ 5,915    $6,004     $6,094    $6,186   $6,278    $6,373
Fuel Index Pricing
     Coal                                       $ 2.10    $ 2.16    $ 2.23    $ 2.29     $ 2.36    $ 2.43   $ 2.51    $ 2.58
     Biomass                                    $ 1.73    $ 1.78    $ 1.83    $ 1.89     $ 1.95    $ 2.00   $ 2.06    $ 2.13
Fuel Pass Through Amounts
     Coal                                      $ 5,413   $ 5,575   $ 5,743   $ 5,915    $ 6,092   $ 6,275  $ 6,463   $ 6,657
     Natural Gas                               $ 1,798   $ 1,825   $ 1,852   $ 1,880    $ 1,908   $ 1,937  $ 1,966   $ 1,996
     Biomass                                   $ 6,439   $ 6,641   $ 6,847   $ 7,052    $ 7,258   $ 7,464  $ 7,699   $ 7,934
     Less: Biomass Credit                     $ (6,439) $ (6,641) $ (6,847) $ (7,052)  $ (7,258) $ (7,464)$ (7,699) $ (7,934)
     Purchased Power                               $ -       $ -       $ -       $ -        $ -       $ -      $ -       $ -
Total Fuel Pass Through                        $ 7,211   $ 7,400   $ 7,595   $ 7,795    $ 8,000   $ 8,212  $ 8,429   $ 8,653
Tissue Revenue
     Steam                                     $ 6,027   $ 3,239   $ 3,287   $ 2,685    $ 2,726   $ 2,767  $ 2,808   $ 2,850
     Power                                      10,195     9,830     9,977    10,127     10,279    10,433   10,589    10,748
     Fuel                                        7,211     7,400     7,595     7,795      8,000     8,212    8,429     8,653
-----------------------------------------------------------------------------------------------------------------------------
        Total                                 $ 23,433  $ 20,469  $ 20,860  $ 20,607   $ 21,005  $ 21,411 $ 21,827  $ 22,251
Contract Prices Tissue
-----------------------------------------------------------------------------------------------------------------------------
     Steam ($/mmbtu)                            $ 9.69    $ 6.78    $ 6.92    $ 6.37     $ 6.50    $ 6.64   $ 6.78    $ 6.93
     Power ($/MWh)                             $ 36.01   $ 35.37   $ 36.02   $ 36.69    $ 37.37   $ 38.06  $ 38.77   $ 39.49
-----------------------------------------------------------------------------------------------------------------------------


(a) Demand and processing charges for the Pulp Mill Assets are for waste water treatment activities.





                                                2011      2012     2013      2014      2015      2016     2017      2018      2019
-----------------------------------------------------------------------------------------------------------------------------------
Steam & Power Market Price Calculation
Tissue Steam Demand Payment                  $ 2,580   $ 2,619  $ 2,658   $ 2,698   $ 2,738   $ 2,779  $ 2,821   $ 2,864   $ 2,906
Pulp Steam Demand Payment (a)
Paper Steam  Demand Payment
Tissue Power Demand Payment                  $ 7,788   $ 7,905  $ 8,023   $ 8,144   $ 8,266   $ 8,390  $ 8,515   $ 8,643   $ 8,773
Pulp Power Demand Payment (a)                      -         -        -         -         -         -        -         -         -
Paper Power Demand Payment                         -         -        -         -         -         -        -         -         -
Demand Growth                                  1.50%     1.50%    1.50%     1.50%     1.50%     1.50%    1.50%     1.50%     1.50%
Variable O&M Growth                            1.50%     1.50%    1.50%     1.50%     1.50%     1.50%    1.50%     1.50%     1.50%
Steam Variable O&M (per mmbtu of steam)       $ 0.34    $ 0.34   $ 0.35    $ 0.35    $ 0.36    $ 0.36   $ 0.37    $ 0.37    $ 0.38
Power Variable O&M (per KWhr of power used)   $ 0.01    $ 0.01   $ 0.01    $ 0.01    $ 0.01    $ 0.01   $ 0.01    $ 0.01    $ 0.01
Power Variable O&M  Growth                     1.50%     1.50%    1.50%     1.50%     1.50%     1.50%    1.50%     1.50%     1.50%
Tissue Power % of Total Fuel Costs            58.35%    58.35%   58.35%    58.35%    58.35%    58.35%   58.35%    58.35%    58.35%
Pulp Power % of Total Fuel Costs               0.00%     0.00%    0.00%     0.00%     0.00%     0.00%    0.00%     0.00%     0.00%
Paper Power % of Total Fuel Costs              0.00%     0.00%    0.00%     0.00%     0.00%     0.00%    0.00%     0.00%     0.00%
Tissue Steam % of Total Fuel Costs            41.65%    41.65%   41.65%    41.65%    41.65%    41.65%   41.65%    41.65%    41.65%
Pulp Steam % of Total Fuel Costs               0.00%     0.00%    0.00%     0.00%     0.00%     0.00%    0.00%     0.00%     0.00%
Paper Steam % of Total Fuel Costs              0.00%     0.00%    0.00%     0.00%     0.00%     0.00%    0.00%     0.00%     0.00%


Steam Demand (mmbtu)
     Tissue                                  932,000   932,000  932,000   932,000   932,000   932,000  932,000   932,000   932,000
     Pulp                                          0         0        0         0         0         0        0         0         0
     Paper                                         0         0        0         0         0         0        0         0         0
Electric (MWh)
     Tissue                                  400,000   400,000  400,000   400,000   400,000   400,000  400,000   400,000   400,000
     Pulp                                          0         0        0         0         0         0        0         0         0
     Paper                                         0         0        0         0         0         0        0         0         0
Total Fuel Cost                               $6,468    $6,565   $6,664    $6,764    $6,865    $6,968   $7,072    $7,179    $7,286
Fuel Index Pricing
     Coal                                     $ 2.66    $ 2.74   $ 2.82    $ 2.91    $ 2.99    $ 3.08   $ 3.18    $ 3.27    $ 3.37
     Biomass                                  $ 2.19    $ 2.26   $ 2.32    $ 2.39    $ 2.47    $ 2.54   $ 2.62    $ 2.69    $ 2.77
Fuel Pass Through Amounts
     Coal                                    $ 6,857   $ 7,063  $ 7,275   $ 7,493   $ 7,718   $ 7,949  $ 8,188   $ 8,433   $ 8,686
     Natural Gas                             $ 2,025   $ 2,056  $ 2,087   $ 2,118   $ 2,150   $ 2,182  $ 2,215   $ 2,248   $ 2,282
     Biomass                                 $ 8,169   $ 8,404  $ 8,668   $ 8,933   $ 9,197   $ 9,462  $ 9,756  $ 10,050  $ 10,343
     Less: Biomass Credit                   $ (8,169) $ (8,404)$ (8,668) $ (8,933) $ (9,197) $ (9,462)$ (9,756)$ (10,050)$ (10,343)
     Purchased Power                             $ -       $ -      $ -       $ -       $ -       $ -      $ -       $ -       $ -
Total Fuel Pass Through                      $ 8,882   $ 9,119  $ 9,362   $ 9,611   $ 9,868  $ 10,131 $ 10,403  $ 10,681  $ 10,968
Tissue Revenue
     Steam                                   $ 2,893   $ 2,936  $ 2,980   $ 3,025   $ 3,070   $ 3,117  $ 3,163   $ 3,211   $ 3,259
     Power                                    10,910    11,073   11,239    11,408    11,579    11,753   11,929    12,108    12,289
     Fuel                                      8,882     9,119    9,362     9,611     9,868    10,131   10,403    10,681    10,968
-----------------------------------------------------------------------------------------------------------------------------------
        Total                               $ 22,685  $ 23,128 $ 23,581  $ 24,044  $ 24,517  $ 25,000 $ 25,495  $ 25,999  $ 26,516
Contract Prices Tissue
-----------------------------------------------------------------------------------------------------------------------------------
     Steam ($/mmbtu)                          $ 7.07    $ 7.23   $ 7.38    $ 7.54    $ 7.70    $ 7.87   $ 8.04    $ 8.22    $ 8.40
     Power ($/MWh)                           $ 40.23   $ 40.98  $ 41.75   $ 42.54   $ 43.34   $ 44.16  $ 45.00   $ 45.85   $ 46.72
-----------------------------------------------------------------------------------------------------------------------------------




(a) Demand and processing charges for the Pulp Mill Assets are for waste water treatment activities.

                     Mobile Energy Services Company, L.L.C.
                           Summary Financial Analysis
                                ($ in thousands)

             Mobile Energy Services -- Projected Operating Results





                           2003      2004      2005      2006       2007      2008     2009      2010      2011      2012     2013
----------------------------------------------------------------------------------------------------------------------------------

Total MESC O&M         $ 11,183  $ 11,351  $ 11,521  $ 11,694   $ 11,869  $ 12,047 $ 12,228  $ 12,411  $ 12,597  $ 12,786 $ 12,978

Capital Expenditures
     MESC               $ 1,464   $ 1,508   $ 1,553   $ 1,600    $ 1,648   $ 1,697  $ 1,748   $ 1,801   $ 1,855   $ 1,910  $ 1,968




                           2014      2015      2016     2017      2018      2019
--------------------------------------------------------------------------------

Total MESC O&M         $ 13,173  $ 13,371  $ 13,572 $ 13,776  $ 13,983  $ 14,193

Capital Expenditures
     MESC               $ 2,027   $ 2,087   $ 2,150  $ 2,214   $ 2,281   $ 2,349


                     Mobile Energy Services Company, L.L.C.
                           Summary Financial Analysis
                                ($ in thousands)

             Mobile Energy Services -- Projected Operating Results







                                                                  2003     2004     2005    2006     2007    2008     2009    2010
-----------------------------------------------------------------------------------------------------------------------------------

EBITDA                                                         $ 6,969  $ 3,290 $ 3,424  $ 2,909 $ 3,041  $ 3,179 $ 3,320  $ 3,466

Less: Interest Expense                                              67       67      67       67      67       67      67       67
Less: Tax Depreciation                                             116      265     418      575     738      905   1,077    1,255
-----------------------------------------------------------------------------------------------------------------------------------

Taxable Income                                                   6,786    2,959   2,940    2,267   2,237    2,207   2,176    2,145

Less: Taxes                                 38.25%               2,596    1,132   1,124      867     856      844     832      821
-----------------------------------------------------------------------------------------------------------------------------------

Cash Flow After Taxes Before CapEx                               4,306    2,091   2,233    1,976   2,119    2,268   2,421    2,579

Less:  MESC Capital Expenditures                                 1,464    1,508   1,553    1,600   1,648    1,697   1,748    1,801
-----------------------------------------------------------------------------------------------------------------------------------
       Cash Flow After CapEx                                     2,842      583     680      376     471      571     673      778

Plus:  Other Income (1)                                             60       60      60       60      60       60      60       60
Less:  Miscellaneous (2)                                           643      521     (66)      47     (20)     (21)    (22)     (23)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   703      581      (6)     107      40       39      38       37

Net Cash Flow                                                    3,545    1,164     674      483     511      610     711      815
Present Value of Cash Flow                  10.0%               $3,223     $962    $506     $330    $317     $344    $365     $380
Present Value of Cash Flows @ 10%                  $10,115
Present Value of Terminal EBITDA Multiple   5.5x   $ 5,477
Excess Cash as of December 31, 2002                $ 8,653
                                                   -------
NPV @ 10%                                          $24,245

Present Value of Cash Flow                  15.0%               $3,083     $880    $443     $276    $254     $264    $267     $267
Present Value of Cash Flows @ 12%                  $ 8,131
Present Value of Terminal EBITDA Multiple   5.5x   $ 2,573
Excess Cash as of July 31, 2002                    $ 8,653
                                                   -------
NPV @ 12%                                          $19,356



(1) Reflects mainly interest income
(2) Includes changes in working capital





                                                           2011     2012    2013     2014    2015     2016    2017     2018    2019
------------------------------------------------------------------------------------------------------------------------------------

EBITDA                                                   $3,618  $ 3,775 $ 3,938  $ 4,105 $ 4,278  $ 4,457 $ 4,643  $ 4,835 $ 5,033

Less: Interest Expense                                       67       67      67       67      67       67      67       67      67
Less: Tax Depreciation                                    1,437    1,654   1,703    1,754   1,808    1,862   1,917    1,975   2,034
------------------------------------------------------------------------------------------------------------------------------------

Taxable Income                                            2,115    2,055   2,168    2,284   2,404    2,529   2,660    2,793   2,933

Less: Taxes                                 38.25%          809      786     829      874     920      967   1,017    1,068   1,122
------------------------------------------------------------------------------------------------------------------------------------

Cash Flow After Taxes Before CapEx                        2,743    2,923   3,042    3,164   3,292    3,424   3,560    3,700   3,845

Less:  MESC Capital Expenditures                          1,855    1,910   1,968    2,027   2,087    2,150   2,214    2,281   2,349
------------------------------------------------------------------------------------------------------------------------------------
       Cash Flow After CapEx                                888    1,013   1,075    1,138   1,205    1,274   1,345    1,419   1,495

Plus:  Other Income (1)                                      60       60      60       60      60       60      60       60      60
Less:  Miscellaneous (2)                                    (24)     (25)    (26)     (27)    (28)     (29)    (30)     (31)    (32)
------------------------------------------------------------------------------------------------------------------------------------
                                                             36       35      34       33      32       31      30       29      28

Net Cash Flow                                               924    1,048   1,109    1,171   1,237    1,305   1,375    1,448   1,523
Present Value of Cash Flow                  10.0%          $392     $404    $389     $373    $358     $344    $329     $315    $301
Present Value of Cash Flows @ 10%                  $10,115
Present Value of Terminal EBITDA Multiple   5.5x   $ 5,477
Excess Cash as of December 31, 2002                $ 8,653
                                                   -------
NPV @ 10%                                          $24,245

Present Value of Cash Flow                  15.0%          $263     $259    $238     $219    $201     $184    $169     $155    $142
Present Value of Cash Flows @ 12%                  $ 8,131
Present Value of Terminal EBITDA Multiple   5.5x   $ 2,573
Excess Cash as of July 31, 2002                    $ 8,653
                                                   -------
NPV @ 12%                                          $19,356



(1) Reflects mainly interest income
(2) Includes changes in working capital